FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2006

AVI BioPharma, Inc.

(Exact name of registrant as specified in its charter)

Oregon	0-22613	93-0797222
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

One S.W. Columbia, Suite 1105
Portland, OR 97258

(Address of principal executive offices)

(503) 227-0554

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement

On February 16, 2006, after consideration of presentations and recommendations of management and the Compensation Committee and such other matters and information as deemed appropriate, the Board of Directors of AVI BioPharma, Inc. (“Company”) accepted and ratified the conclusions and recommendations of the Company’s Compensation Committee (the “Committee”) with respect to the following actions:

Fiscal 2006 Base Salaries. The base salary levels, effective January 1, 2006, of the persons who are anticipated to constitute the Company’s named executive officers for 2005 were set as follows:

Name	Title	2006 Base Salary	2005 Base Salary
Denis R. Burger, Ph.D.	Chief Executive Officer	$375,000	$350,000

Alan P. Timmins	President and Chief Operating Officer	$300,000	$300,000

Patrick L. Iversen, Ph.D.	Senior Vice President of Research and Development	$250,000	$245,000

Dwight D. Weller, Ph.D.	Senior Vice President of Chemistry and Manufacturing	$230,000	$215,000

Peter D. O’Hanley, Ph.D., M.D.	Senior Vice President of Clinical Development and Regulatory Affairs	$250,000	$235,000

Mark M. Webber	Chief Financial Officer	$225,000	$205,000

Joseph B. Horn	Vice President of Cardiology	$285,000	$275,000

 2006 Cash Bonus. The following bonuses for the Company’s named executive officers were approved as follows:

Name	Title	2006 Bonus
Denis R. Burger, Ph.D.	Chief Executive Officer	$120,000

Alan P. Timmins	President and Chief Operating Officer	$110,000

Patrick L. Iversen, Ph.D.	Senior Vice President of Research and Development	$75,000

Dwight D. Weller, Ph.D.	Senior Vice President of Chemistry and Manufacturing	$50,000

Peter D. O’Hanley, Ph.D., M.D.	Senior Vice President of Clinical Development and Regulatory Affairs	$50,000

Mark M. Webber	Chief Financial Officer	$50,000

Joseph H. Horn	Senior Vice President of Cardiology	$65,000

Stock Option Awards. Incentive stock option for the purchase of the Company’s common stock were granted to the persons who are anticipated to constitute the named executive officers of the Company for 2006, pursuant to the Company’s 2002 Equity Incentive Plan (the “2002 Plan”) as follows:

Name	Title	Option Grant Shares
Denis R. Burger, Ph.D.	Chief Executive Officer	175,000

Alan P. Timmins	President and Chief Operating Officer	175,000

Patrick L. Iversen, Ph.D.	Senior Vice President of Research and Development	75,000

Dwight D. Weller, Ph.D.	Senior Vice President of Chemistry and Manufacturing	75,000

Peter D. O’Hanley, Ph.D., M.D.	Senior Vice President of Clinical Development and Regulatory Affairs	75,000

Mark M. Webber	Chief Financial Officer	75,000

Joseph H. Horn	Vice President of Cardiology	75,000

The stock options granted become exercisable starting twelve months after the grant date, with one-third of the options becoming exercisable at that time and an additional one-third of the options becoming exercisable on the second and third anniversary dates of the option grant, respectively. The options are subject to the terms of the 2002 Plan and the individual award agreements, the form of which is attached hereto as Exhibit 99.1.  The exercise price per share of the shares subject to the option grants is $7.35, the reported closing price on the Nasdaq Stock Market on February 16, 2006 (the grant date).

Item 7.01  Regulation FD Disclosure

The information set forth above is incorporated by reference herein.

Item 8.01  Other Events

The information set forth above is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(b)           Exhibits

99.1	Form of ISO Stock Option Agreement

***

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, State of Oregon, on February 16, 2006.

AVI BioPharma, Inc.

By:	/s/ ALAN P. TIMMINS

Alan P. Timmins
President and Chief Operating Officer (Principal Operating Officer)

EXHIBIT INDEX

99.1	Form of ISO Stock Option Agreement